SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES OF THE LISTED FUND:

Investors Cash Trust — Treasury Portfolio

The following changes are effective on or about June 2, 2014:

All disclosure and references in the fund’s summary prospectuses to “Repurchase agreement risk” are hereby deleted.

The following disclosure replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section within the fund’s summary prospectuses:

The fund pursues its objective by investing exclusively in short–term US Treasury securities. The timely payment of principal and interest on US Treasury securities is guaranteed by the full faith and credit of the US government.

Please Retain This Supplement for Future Reference

March 11, 2014 PROSTKR-354